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                               AMENDMENT NO. 1 TO
                          MANAGEMENT SERVICES AGREEMENT

     This Amendment is entered into as of August 3, 1999 between Jacobs Management Corp., a Minnesota corporation ("JMC") and Genmar Holdings, Inc., a Delaware corporation ("Holdings").

     WHEREAS, JMC and Holdings entered into that certain Management Services Agreement dated April 1, 1995 (the "Agreement"); and

     WHEREAS, JMC and Holdings now wish to amend the Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Except as specified in this Amendment, all terms of the Agreement remain unchanged and in full force and effect. Capitalized terms used in this Amendment and not otherwise defined have the meanings given to them in the Agreement.

2.   The last sentence of Section 2 is deleted and replaced with the following:

     In addition, qualified JMC personnel shall monitor, examine and review the operations of Holdings on a regular basis and shall periodically report the results of such operations to the Board of Directors of Holdings.

3.   Section 3 of the Agreement is deleted in its entirety and is not replaced.

4.   The first sentence of Section 6 is deleted and replaced with the following:

     In consideration of JMC's services under this Agreement, Holdings shall pay to JMC a management fee of $1,950,000 per annum payable in twelve (12) equal monthly installments.

5.   Section 9 of the Agreement is amended in its entirety as follows:

     9. TERM OF AGREEMENT. The term of this Agreement shall be for a period of one (1) year commencing April 1, 1998. Thereafter, the Agreement shall be automatically extended for successive one (1) year periods unless either party provides to the other party written notice of termination at least two (2) months prior to the end of the then-current term.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                              JACOBS MANAGEMENT CORP.


                              By:   /s/ David A. Mahler
                                   ----------------------------
                              Its:   VP
                                   ----------------------------


                              GENMAR HOLDINGS, INC.


                              By:   /s/ Mary P. McConnell
                                   ----------------------------
                              Its:   Senior VP
                                   ----------------------------



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